UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2020

NexTier Oilfield Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37988	38-4016639
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

3990 Rogerdale Rd.
Houston,	Texas	77042
(Address of principal executive offices)		(Zip Code)
(713) 325-6000
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01, par value	NEX	New York Stock Exchange

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.
NexTier Oilfield Solutions Inc. (the "Company") has established Thursday, June 18, 2020 as the date of the Company's 2020 Annual Meeting of Stockholders (the "2020 Annual Meeting"). The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the 2020 Annual Meeting shall be the close of business on Thursday, April 23, 2020. The exact time and location of the 2020 Annual Meeting will be specified in the Company's proxy statement for the 2020 Annual Meeting. Because the date of the 2020 Annual Meeting differs by more than thirty (30) days from the anniversary date of the 2019 Annual Meeting of Stockholders (the "2019 Annual Meeting"), which was held on May 9, 2019, the Company is providing this information in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
As noted above, the 2020 Annual Meeting date represents a change of more than thirty (30) days from the anniversary date of the 2019 Annual Meeting. As a result, pursuant to Rule 14a-8 under the Exchange Act, the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company's proxy materials for the 2020 Annual Meeting. Pursuant to Rule 14a-8(e)(2) under the Exchange Act, such proposals must be delivered to, or mailed to and received by, the Company's Secretary at the Company's principal executive offices at 3990 Rogerdale Road, Houston, Texas 77042 on or before the close of business on April 10, 2020. Such proposals must comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in the Company's proxy materials, and may be omitted if not in compliance with applicable requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2020	NEXTIER OILFIELD SOLUTIONS INC

	By:	/s/ Kevin McDonald
	Name:	Kevin McDonald
	Title:	Executive Vice President, Chief Administrative Officer & General Counsel and Secretary